UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Dreman/Claymore Dividend & Income Fund
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DREMAN/CLAYMORE DIVIDEND & INCOME FUND
2455 Corporate West Drive
Lisle, Illinois 60532

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on September 24, 2008

Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), and holders of auction market preferred shares, par value $0.01 per share, liquidation preference $25,000 per share ("Preferred Shares," and together with the Common Shares, "Shares"), of Dreman/Claymore Dividend & Income Fund (the "Fund") that the annual meeting of Shareholders of the Fund (the "Annual Meeting") will be held at the offices of Contrarian Services Corp., Harborside Financial Center Plaza 10, Suite 800, Jersey City, New Jersey 07311, on Wednesday, September 24, 2008, at 11:30 a.m. Eastern time. The Annual Meeting is being held for the following purposes:

1.  To elect two Trustees as Class I Trustees by holders of Preferred Shares voting as a separate class, to serve until the Fund's 2011 annual meeting of Shareholders or until their respective successors shall have been elected and qualified;

2.  To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES (THE "BOARD") OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

Common Shareholders are not entitled to vote to elect the Trustee nominees standing for election at the Annual Meeting and management of the Fund knows of no other matters which are to be brought before the Annual Meeting. Therefore, proxies are not being solicited from Common Shareholders and this notice is furnished to Common Shareholders solely for informational purposes.

The Board has fixed the close of business on August 8, 2008 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so you will be represented at the Annual Meeting.

By order of the
Board of Trustees

/s/ J. Thomas Futrell

J. Thomas Futrell
Chief Executive Officer

Lisle, Illinois

August 18, 2008

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE ANNUAL MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

DREMAN/CLAYMORE DIVIDEND & INCOME FUND
PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 24, 2008

This document gives you information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders ("Notice of Annual Meeting"). Much of the information in this proxy statement ("Proxy Statement") is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, (866) 392-3004.

This Proxy Statement is furnished to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), and holders of auction market preferred shares, par value $0.01 per share, liquidation preference $25,000 per share ("Preferred Shares," and together with the Common Shares, "Shares"), of Dreman/Claymore Dividend & Income Fund (the "Fund") in connection with the solicitation by the Board of Trustees of the Fund (the "Board") of proxies to be voted at the annual meeting of Shareholders of the Fund to be held on Wednesday, September 24, 2008, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of Contrarian Services Corp., Harborside Financial Center Plaza 10, Suite 800, Jersey City, New Jersey 07311, on September 24, 2008, at 11:30 a.m. Eastern time. This Proxy Statement and the enclosed proxy card are first being sent to the Fund's Shareholders on or about August 21, 2008.

•  Why is a Shareholder meeting being held?

The Fund's Common Shares are listed on the New York Stock Exchange (the "NYSE"), which requires the Fund to hold a meeting of Shareholders to elect Trustees each fiscal year.

•  What proposal will be voted on at the Annual Meeting?

Shareholders of the Fund are being asked to vote on the following proposal at the Annual Meeting:

  To elect two Trustees as Class I Trustees by holders of Preferred Shares voting as a separate class, to serve until the Fund's 2011 annual meeting of Shareholders or until their respective successors shall have been elected and qualified.

•  Will your vote make a difference?

YES! Your vote is important and could make a difference in the governance of the Fund, no matter how many Shares you own.

•  Who is asking for your vote?

The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on Wednesday, September 24, 2008, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous page). The Notice of Annual Meeting, the proxy and this Proxy Statement are being mailed on or about August 21, 2008.

•  How does the Board recommend that Shareholders vote on the proposal?

The Board recommends that you vote "FOR" the proposal.

•  Who is eligible to vote?

Preferred Shareholders of record of the Fund at the close of business on August 8, 2008 are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your Shares will be voted in accordance with the Board's recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies' discretion unless you specify otherwise in your proxy.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Common Shareholders are not entitled to vote to elect the Trustee nominees standing for election at the Annual Meeting and management of the Fund knows of no other matters which are to be brought before the Annual Meeting. Therefore, proxies are not being solicited from Common Shareholders and this Proxy Statement is furnished to Common Shareholders solely for informational purposes.

•  How many Shares of the Fund were outstanding as of the record date?

At the close of business on August 8, 2008, the Fund had 45,399,424 Common Shares outstanding and 17,000 Preferred Shares outstanding.

THE PROPOSAL: ELECTION OF TRUSTEES

The Fund's Common Shares are listed on the NYSE, which requires the Fund to hold a meeting of Shareholders to elect Trustees each fiscal year. Therefore, holders of Preferred Shares, voting as a separate class, are being asked to elect two Trustees (Richard L. Crandall and David C. Hooten are the nominees) as Class I Trustees to serve until the Fund's 2011 annual meeting of Shareholders or until their respective successors shall have been elected and qualified.

Composition of the Board of Trustees

The Trustees of the Fund are classified into three classes of Trustees: Class I Trustees, Class II Trustees and Class III Trustees. Assuming each of the nominees is elected at the Annual Meeting, the Board will be constituted as follows:

CLASS I TRUSTEES

-Mr. Richard L. Crandall* and Mr. David C. Hooten* will be the Class I Trustees. Mr. Crandall and Mr. Hooten are standing for election at the Annual Meeting. It is currently anticipated that the Class I Trustees will next stand for election at the Fund's 2011 annual meeting of Shareholders.

CLASS II TRUSTEES

-Mr. Roman Friedrich III and Mr. Ronald A. Nyberg are the Class II Trustees. It is currently anticipated that the Class II Trustees will next stand for election at the Fund's 2009 annual meeting of Shareholders.

CLASS III TRUSTEES

-Mr. David N. Dreman and Mr. Ronald E. Toupin, Jr. are the Class III Trustees. It is currently anticipated that the Class III Trustees will next stand for election at the Fund's 2010 annual meeting of Shareholders.

  *  Designated as Trustee representing holders of the Fund's Preferred Shares.

Generally, the Trustees of only one class are elected at each annual meeting of Shareholders, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. Each Class I Trustee nominee will hold office for three years or until his successor shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current terms as described above. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of each Class I Trustee nominee named above. Each Class I Trustee nominee has indicated that he has consented to serve as a Trustee if elected at the Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Trustees

Certain information concerning the Trustees and officers of the Fund is set forth in the tables below. The "interested" Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) are indicated below. Independent Trustees are those who are not interested persons of the Fund, the Fund's investment adviser, Claymore Advisors, LLC ("Claymore" or the "Adviser"), or the Fund's investment manager, Dreman Value Management, LLC ("Dreman" or the "Investment Manager"), and comply with the definition of "independent" (as defined in Rule 10A-3 of the Securities Exchange Act of 1934) (the "Independent Trustees").

The Fund is part of a fund complex (referred to herein as the "Fund Complex") comprised of sixteen closed-end funds, including the Fund, and thirty-one exchange-traded funds.

Trustees

Name, Address(1) and Age	Position(s) Held with Fund	Term of Office and Length Time of Served(2)	Principal Occupation During The Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
INDEPENDENT TRUSTEES:

Richard L. Crandall*(3) Year of birth: 1943	Trustee and nominee	Trustee since 2004	Managing Partner of Aspen Partners, LLC (2003-Present). Chairman of Enterprise Software Roundtable (1994-Present). Formerly, Director and Special Advisor of GIGA Information Group (1995-2003); Chairman of GIGA Information Group (2002-2003); Founder, Chairman and CEO of Comshare, Inc. (1966-1994).	1	Non-Executive Chairman of the Board, Novell, Inc.; Director, Diebold, Inc.

Roman Friedrich III Year of birth 1946	Trustee	Trustee since 2003	Founder of Roman Friedrich & Company, which specializes in the provision of financial advisory services to corporations in the resource sector (1998-present). Formerly, Managing Director of TD Securities (1996-1998); Managing Director of Lancaster Financial Ltd. (1990-1996); Managing Director of Burns Fry Ltd. (1980-1984); President of Chase Manhattan Bank (Canada) Ltd. (1975-1977).	1	Director, Gateway Gold Corp., GFM Resources Ltd. Director and Chairman of StrataGold Corporation.

Ronald A. Nyberg Year of birth: 1953	Trustee	Trustee since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	45	None.

Ronald E. Toupin, Jr. Year of birth: 1958	Trustee	Trustee since 2004	Formerly Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corporation (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), each of John Nuveen & Company, Inc. (asset manager) (1982-1999).	42	None.

(table continued from previous page)

Name, Address(1) and Age	Position(s) Held with Fund	Term of Office and Length Time of Served(2)	Principal Occupation During The Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
INTERESTED TRUSTEES:

David N. Dreman† 520 East Cooper Ave. Suite 230-4 Aspen, CO 81611 Year of birth: 1936	Trustee	Trustee since 2003	Founder, Chairman and Chief Investment Officer of Dream Value Management (1997-present). Author of several books including Contrarian Investment Strategies: The Next Generation and Psychology and the Stock Market. Forbes columnist for 27 years and co-editor of the academic journal, The Journal of Behavioral Finance.	1	Trustee, The Institute of Behavioral Finance, Jazz Aspen and the University of Manitoba.

David C. Hooten†*(3) Year of birth: 1962	Nominee	N.A.	Chairman of the Board of Directors and Chief Executive Officer (2001-present) of Claymore Group Inc. and its predecessor companies.	1	None.

  †  "Interested person" of the Fund as defined in the 1940 Act. Mr. Hooten is an interested person of the Fund because he is an officer of the Adviser and certain of its affiliates. Mr. Dreman is an interested person of the Fund because he is an officer of the Investment Manager and certain of its affiliates.

  *  Designated or nominated for election as Trustee representing holders of the Fund's Preferred Shares.

  (1)  The business address of each Trustee of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

  (2)  After a Trustee's initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves.

  (3)  Nominee for election as a Trustee at the Annual Meeting.

Executive Officers

The following information relates to the executive officers of the Fund who are not Trustees. The officers of the Fund are appointed by the Board and serve until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but may also be officers or employees of the Adviser, the Investment Manager or affiliates of the Adviser or the Investment Manager and may receive compensation in such capacities.

OFFICERS: Name, Address(1) and Age	Title, Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
J. Thomas Futrell Year of birth: 1955	Chief Executive Officer since 2008	Senior Managing Director, Chief Investment Officer (2008-present) of Claymore Advisors, LLC and Claymore Securities, Inc.; Chief Executive Officer of certain funds in the Fund Complex. Formerly, Managing Director in charge of Research (2000-2007) for Nuveen Asset Management.

Kevin M. Robinson Year of birth: 1959	Chief Legal Officer since 2008	Senior Managing Director, General Counsel and Corporate Secretary (2007-present) of Claymore Advisors, LLC and Claymore Securities, Inc.; Chief Legal Officer of certain funds in the Fund Complex. Formerly, Associate General Counsel (2000- 2007) of NYSE Euronext, Inc. Formerly, Senior Managing Director and Associate General Counsel (1997-2000) of ABN Amro Inc. Formerly, Senior Counsel in the Enforcement Division (1989-1997) of the U.S. Securities and Exchange Commission.

Steven M. Hill Year of birth: 1964	Chief Financial Officer, Chief Accounting Officer and Treasurer since 2004	Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc.; Chief Financial Officer, Chief Accounting Officer and Treasurer of certain funds in the Fund Complex. Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (NA) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Bruce Saxon Year of birth: 1957	Chief Compliance Officer since 2006	Vice President - Fund Compliance Officer of Claymore Securities, Inc. (Feb. 2006-present). Chief Compliance Officer of certain funds in the Fund Complex. Previously, Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).

Matthew J. Patterson Year of birth: 1971	Secretary since 2006	Vice President, Assistant General Counsel of Claymore Group Inc. (2006-present). Secretary of certain funds in the Fund Complex. Previously, Chief Compliance Officer and Clerk, The Preferred Group of Mutual Funds (2005-2006); Chief Compliance Officer and Secretary, Caterpillar Investment Management Ltd (2005-2006); Securities Counsel, Caterpillar Inc. (2004-2006); Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2004).

Donald P. Swade Year of birth: 1972	Assistant Treasurer since 2008	Vice President, Fund Administration (2006-present) of Claymore Advisors, LLC and Claymore Securities, Inc.; Assistant Treasurer of certain funds in the Fund Complex. Formerly, Manager-Mutual Fund Financial Administration (2003-2006) for Morgan Stanley/Van Kampen Investments.

Mark J. Furjanic Year of birth: 1959	Assistant Treasurer since 2008	Vice President, Fund Administration-Tax (2005-present) of Claymore Advisors, LLC and Claymore Securities, Inc.; Assistant Treasurer of certain funds in the Fund Complex. Formerly, Senior Manager (1999-2005) for Ernst & Young LLP.

Mark E. Mathiasen Year of birth: 1978	Assistant Secretary since 2008	Assistant Vice President, Assistant General Counsel of Claymore Group Inc. (2007-present). Secretary of certain funds in the Fund Complex. Previously, Law Clerk, Idaho State Courts (2003-2006).

Melissa J. Nguyen Year of birth: 1978	Assistant Secretary since 2006	Vice President, Assistant General Counsel of Claymore Group Inc. (2005-present). Secretary of certain funds in the Fund Complex. Formerly, Associate, Vedder, Price P.C. (2003-2005).

OFFICERS: Name, Address(1) and Age	Title, Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
E. Clifton Hoover Year of birth: 1957	Vice President since 2006	Co-Chief Investment Officer, Co-Director of Research and Managing Director of Dreman Value Management, LLC (2006 to present); Managing Director and Portfolio Manager of NFJ Investment Group (1997-2006).

Michael D. Appleton Year of birth: 1956	Vice President since 2008	Chief Compliance Officer, Dreman Value Management, LLC (2007-present). Formerly, Chief Compliance Officer, Reich & Tang Asset Management, LLC (2000-2007).

  (1)  The business address of each officer of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

Board Committees

The Trustees have determined that the efficient conduct of the Trustees' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Two of the committees of the Board are the Audit Committee and the Nominating and Governance Committee.

Audit Committee  The Board has an Audit Committee, which is charged with selecting an independent registered public accounting firm for the Fund and reviewing accounting matters with the Fund's independent registered public accounting firm. Each member of the Audit Committee is an Independent Trustee as defined above and also meets the additional independence requirements for audit committee members as defined by the NYSE.

The Audit Committee presents the following report:

The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the Fund's independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Indendence Standards Board Standard No. 1 and has discussed with the Fund's independent registered public accounting firm the independence of the Fund's independent registered public accounting firm and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund's Annual Report for the past fiscal year.

The members of the Audit Committee are Richard L. Crandall, Roman Friedrich III, Ronald A. Nyberg and Ronald E. Toupin, Jr.

The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on October 13, 2006 (the "Audit Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Fund's Audit Committee Charter was filed as Appendix A to the Fund's proxy statement filed with the Securities and Exchange Commission on August 20, 2007.

Nominating and Governance Committee  The Board has a Nominating and Governance Committee, which is composed of Richard L. Crandall, Roman Friedrich III, Ronald A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee as defined above and is "independent" as defined by NYSE listing standards.

The Nominating and Governance Committee is governed by a written charter, the most recent of which was approved by the Board on December 7, 2006 (the "Nominating and Governance Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Fund's Nominating and Governance Committee Charter was filed as Appendix B to the Fund's proxy statement filed with the Securities and Exchange Commission on August 20, 2007.

The Nominating and Governance Committee (i) evaluates and recommends all candidates for election or appointment as members of the Board and recommends the appointment of members and chairs of each committee of the Board, (ii) reviews policy matters affecting the operation of the Board and committees of the Board, (iii) periodically evaluates the effectiveness of the Board and committees of the Board and (iv) oversees the contract review process, including review of the Fund's advisory agreements and other contracts with affiliated service providers. In considering Trustee nominee candidates, the Nominating and Governance Committee requires that Trustee candidates have a college degree or equivalent business experience and may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): availability and commitment of a candidate to attend meetings and perform the responsibilities of a Trustee, relevant experience, educational background, financial expertise, the candidate's ability, judgment and expertise and overall diversity of the Board's composition. The Nominating and Governance Committee may consider candidates recommended by various sources, including (but not limited to): the Fund's Trustees, officers, investment advisers and Shareholders. The Nominating and Governance Committee will not nominate a person for election to the Board as a Trustee after such person has reached the age of seventy-two (72), unless such person is an "interested person" of the Fund as defined in the 1940 Act. The Nominating and Governance Committee may, but is not required to, retain a third party search firm to identify potential candidates.

The Nominating and Governance Committee will consider Trustee candidates recommended by the Fund's Shareholders. The Nominating and Governance Committee will consider and evaluate Trustee nominee candidates properly submitted by Shareholders on the same basis as it considers and evaluates candidates recommended by other sources. To have a candidate considered by the Nominating and Governance Committee, a Shareholder must submit the recommendation in writing and must include the information required by the "Procedures for Shareholders to Submit Nominee Candidates," which are set forth as Appendix B to the Fund's Nominating and Governance Committee Charter which was filed as Appendix B to the Fund's proxy statement filed with the Securities and Exchange Commission on August 20, 2007. Shareholder recommendations must be sent to the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

The nominees for election at the Annual Meeting were unanimously nominated by the Board of Trustees and the Nominating and Governance Committee. Mr. Crandall currently serves as a Trustee of the Fund; Mr. Hooten currently does not.

Shareholder Communications

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board of Trustees or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

Trustee Beneficial Ownership of Securities

As of August 8, 2008, each Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Fund Complex
Independent Trustees:

Richard L. Crandall	none	none

Roman Friedrich III	$1-$10,000	$1-$10,000

Ronald A. Nyberg	$1-$10,000	over $100,000

Ronald E. Toupin, Jr.	none	none

Interested Trustees:

David N. Dreman	over $100,000	over $100,000

David C. Hooten	none	none

As of August 8, 2008, each Trustee and the Trustees and officers of the Fund as a group owned less than 1% of the outstanding Shares of the Fund.

Board Meetings

During the Fund's fiscal year ended October 31, 2007, the Board held five meetings, the Fund's Audit Committee held two meetings and the Fund's Nominating and Governance Committee held three meetings.

Each Trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he serves) held during the Fund's fiscal year ended October 31, 2007. It is the Fund's policy to encourage Trustees to attend annual Shareholders' meetings.

Trustee Compensation

The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Adviser, the Investment Manager or their respective affiliates and pays an additional annual fee to the chairman of the Board and of any committee of the Board. The following table provides information regarding the compensation of the Fund's Trustees for the Fund's fiscal year ended October 31, 2007. The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this proxy statement.

Name of Board Member(1)	Compensation From the Fund	Total Compensation From the Fund Complex
Richard L. Crandall	$35,000	$35,000

Roman Friedrich III	$38,000	$38,000

Ronald A. Nyberg	$34,000	$379,750

Ronald E. Toupin, Jr.	$38,000	$318,000

(1)  Trustees not eligible for compensation are not included in the above table.

Shareholder Approval

The affirmative vote of a majority of the Preferred Shares present in person or represented by proxy and entitled to vote on the Proposal at the Annual Meeting at which a quorum (i.e., a majority of the Preferred Shares entitled to vote on the Proposal) is present in person or by proxy is necessary to approve the Proposal. The holders of the Fund's Preferred Shares will have equal voting rights (i.e., one vote per Preferred Share) with respect to the Proposal.

Board Recommendation

The Board of the Fund, including the Independent Trustees, unanimously recommends that you vote for "FOR ALL" of the nominees for the Board of Trustees listed in the Proxy Statement.

ADDITIONAL INFORMATION

Further Information About Voting and the Annual Meeting

Information regarding how to vote via telephone or Internet is included on the enclosed proxy card.

The Fund's Agreement and Declaration of Trust requires the presence of a quorum for each matter to be acted upon at the Annual Meeting. Votes withheld and abstentions will be counted as present for quorum purposes. "Broker non-votes" (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will not be counted as Shares present for quorum purposes with respect to such matters. Assuming the presence of a quorum, votes withheld and abstentions will have the same effect as votes against the Proposal and broker non-votes will have no effect on the outcome of the vote on the Proposal.

All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If no specification is made on a proxy card, it will be voted FOR the proposal specified on the proxy card. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board has fixed the close of business on August 8, 2008 as the record date for the determination of Shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Each Shareholder of the Fund on that date will be entitled to one vote on each matter on which such Shareholder is entitled to vote for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

Adviser and Investment Manager

Claymore, a wholly-owned subsidiary of Claymore Group Inc., acts as the Fund's investment adviser. As of June 30, 2008, Claymore Group entities have provided supervision, management, servicing or distribution on approximately $18.4 billion in assets through closed-end funds, unit investment trusts and exchange-traded funds. Claymore is located at 2455 Corporate West Drive, Lisle, Illinois 60532.

Dreman acts as the Fund's investment manager and is responsible for the day-to-day management of the Fund's portfolio. Dreman is located at 520 East Cooper Ave., Suite 230-4, Aspen, CO 81611. Dreman acts as investment adviser for several mutual funds, various institutional accounts for pension plans, separately managed accounts for high net worth individuals and various wrap programs and several hedge funds, with assets under management exceeding $17 billion as of May 31, 2008.

Administrator

Claymore Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illionis 60532, serves as the Fund's administrator.

Independent Registered Public Accounting Firm

Ernst & Young LLP ("E&Y") has been selected as the independent registered public accounting firm by the Audit Committee of the Fund and approved by a majority of the Fund's Board, including a majority of the Independent Trustees, to audit the accounts of the Fund for and during the Fund's current fiscal year. The Fund does not know of any direct or indirect financial interest of E&Y in the Fund.

Representatives of E&Y will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

Audit Fees

The aggregate fees billed to the Fund by E&Y for professional services rendered for the audit of the Fund's annual financial statements for the Fund's fiscal year ended October 31, 2007 were approximately $37,000 and for the Fund's fiscal year ended October 31, 2006 were approximately $35,000.

Audit-Related Fees

The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements (such fees relate to services rendered, and out of pocket expenses incurred, in connection with the Fund's registration statements, comfort letters and consents) for the Fund's fiscal year ended October 31, 2007 were $6,000 and for the Fund's fiscal year ended October 31, 2006 were $5,500. E&Y did not perform any other assurance and related services that were required to be approved by the Fund's Audit Committee for such periods.

Tax Fees

The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for professional services rendered for tax compliance, tax advice, and tax planning (such fees relate to tax services provided by E&Y in connection with the Fund's excise tax calculations and review of the Fund's tax returns) for the Fund's fiscal year ended October 31, 2007 were $6,000 and for the Fund's fiscal year ended October 31, 2006 were $6,000. E&Y did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Fund's Audit Committee for such periods.

All Other Fees

Other than those services described above, E&Y did not perform any other services on behalf of the Fund for the Fund's fiscal year ended October 31, 2007 and for the Fund's fiscal year ended October 31, 2006.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by E&Y for services rendered to the Fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (not including a sub-adviser whose primary role is portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the Fund for the Fund's fiscal year ended October 31, 2007 were $12,000 and for the Fund's fiscal year ended October 31, 2006 were $11,500.

Audit Committee's Pre-Approval Policies and Procedures

As noted above, the Audit Committee is governed by the Audit Committee Charter, which includes Pre-Approval Policies and Procedures in Section IV of such Charter. The Fund's Audit Committee Charter was filed as Appendix A to the Fund's proxy statement filed with the Securities and Exchange Commission on August 20, 2007. The Audit Committee of the Fund has pre-approved all audit and non-audit services provided by E&Y to the Fund, and all non-audit services provided by E&Y to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, that are related to the operations of the Fund.

None of the services described above for the Fund's fiscal years ended October 31, 2007 and October 31, 2006 were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Principal Shareholders

As of August 8, 2008, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of the Fund.

Financial Statements and Other Information

The Fund will furnish, without charge, a copy of the Fund's most recent Annual Report and Semi-Annual Report to any Shareholder upon request. Requests should be directed to Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, (866) 392-3004.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund's officers and Trustees, certain officers of the Fund's investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares to file certain reports of ownership ("Section 16 filings") with the SEC and the New York Stock Exchange. Based upon the Fund's review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for Fund's fiscal year ended October 31, 2007, all filings applicable to such persons were completed and filed in a timely manner.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of Shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its Shareholders, although certain non-public personal information of its Shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its Shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service Shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the Shareholders to employees of the Adviser with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its Shareholders.

Deadline for Shareholder Proposals

Shareholder proposals intended for inclusion in the Fund's proxy statement in connection with the Fund's 2008 annual meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") must be received by the Fund at the Fund's principal executive offices by April 23, 2009. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than July 7, 2009.

Expenses of Proxy Solicitation

The cost of soliciting proxies will be borne by the Fund. Certain officers of the Fund and certain officers and employees of Claymore or its affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Matters

The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Very truly yours,

/s/ J. Thomas Futrell

J. Thomas Futrell
Chief Executive Officer

August 18, 2008

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DYNAMIC CALLING - POSITION A
PROXY TABULATOR
P.O. BOX 9112	To vote by Mail
FARMINGDALE, NY 11735
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:						DRMCL1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DREMAN/CLAYMORE DIVIDEND & INCOME FUND			For	Withhold	For All	To withhold authority to vote for any individual
			All	All	Except	nominee(s), mark “For All Except” and write the
1.	Election of Trustees:					number(s) of the nominee(s) on the line below.
			0	0	0
Class I Nominees

	01)	Mr. Richard L. Crandell
	02)	Mr. David C. Hooten

Please mark, date, sign & return the proxy promptly in the enclosed envelope.

For joint registrations, both parties should sign.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

Solicited by the Board of Trustees
Dreman/Claymore Dividend & Income Fund
Annual Meeting of Shareholders
September 24, 2008

PREFERRED

The annual meeting of shareholders of Dreman/Claymore Dividend & Income Fund (the “Fund”) will be held at the offices of Contrarian Services Corp., Harborside Financial Center, Plaza 10, Suite  800, Jersey City, New Jersey 07311, on Wednesday, September 24, 2008, at 11:30 a.m. Easter n time (the “Annual Meeting”). The undersigned hereby appoints Matthew J. Patterson and Kevin M. Robinson, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess If personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL. THE PROXY MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE SIGN AND DATE ON THE REVERSE SIDE